[LOGO]
USAA(R)

                         USAA CALIFORNIA
                              MONEY MARKET Fund

                                                                       [GRAPHIC]

                        S e m i a n n u a l  R e p o r t

--------------------------------------------------------------------------------
  SEPTEMBER 30, 2002                                       USSA Tax-Exempt Funds

                                             (C)2002, USAA. All rights reserved.

M E S S A G E
=============-------------------------------------------------------------------
              from the PRESIDENT

                                    [GRAPHIC]

                          ...WE BELIEVE THE BEST COURSE
[PHOTO]                  OF ACTION IS TO REMAIN PATIENT
                            AND TO EXERCISE PRUDENCE
                         IN INVESTMENT DECISION-MAKING.

                                    [GRAPHIC]

--------------------------------------------------------------------------------

                 Only six months ago, the nation was thought to be on the brink of an economic recovery. Unfortunately, a number of issues, including questions of corporate governance, high-profile bankruptcies, political tensions in the Middle East, and ongoing equity market volatility, have sidetracked that revitalization. The Federal Reserve Board, widely expected to raise short-term interest rates in 2002, not only postponed a rate increase but also signaled its willingness to cut rates again in support of the economy.

                 Given the current level of uncertainty, we believe the best course of action is to remain patient and to exercise prudence in investment decision-making. Until the economy shows clear signs of improvement, interest rates are likely to remain low. Under the circumstances, all of us at USAA are particularly proud of our tax-exempt bond and money market funds for several reasons.

                 First, they are run by an outstanding team of portfolio managers, analysts, and traders.

                 Second, we are very expense-conscious. We understand that fund expenses have a direct impact on performance and how much of the fund's returns you get to keep.

                 Third, while not blind to total return, we emphasize current income. Over a market cycle, a superior income stream and

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 prudent risk management are important components of a fund's performance.

                 Also, your USAA tax-exempt funds reduce your tax exposure. You told us that you do not want the income from them to be subject to the alternative minimum tax (AMT) for individual taxpayers. And since the inception of these funds, none of them has been subject to the AMT for individuals - a commitment we plan to keep.

                 Once again, and on behalf of the entire team at USAA Investment Management Company, I would like to thank you for trusting us to help you with your investments. We promise to keep working hard on your behalf.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A
                 PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 CHANGES IN FEDERAL TAX LAWS OR OTHER UNFORESEEN CIRCUMSTANCES COULD RESULT IN INCOME SUBJECT TO THE FEDERAL AMT FOR INDIVIDUALS.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                          2

FINANCIAL INFORMATION

     Portfolio of Investments                                       8

     Notes to Portfolio of Investments                             15

     Financial Statements                                          16

     Notes to Financial Statements                                 19

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

USAA with the eagle is registered in the U.S. Patent & Trademark Office.
(C)2002, USAA. All rights reserved.

I N V E S T M E N T
===================-------------------------------------------------------------
                    OVERVIEW

USAA CALIFORNIA MONEY MARKET FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 High level of current interest income that is exempt from federal and California state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Invests principally in high-quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.*

                 * AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                       9/30/02                    3/31/02
--------------------------------------------------------------------------------
Net Assets                         $457.4 Million             $487.8 Million
Net Asset Value Per Share             $1.00                       $1.00

--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 9/30/02
--------------------------------------------------------------------------------
3/31/02 TO 9/30/02      1 YEAR        5 YEARS       10 YEARS         7-DAY YIELD
    0.60%**              1.32%         2.69%          2.84%             1.34%

** TOTAL RETURNS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN
   IS CUMULATIVE.

                 TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

3

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        OVERVIEW

---------------------------------------------
            7-DAY YIELD COMPARISON
---------------------------------------------

                  [CHART]

                  USAA
               CALIFORNIA
              MONEY MARKET
                  FUND      IMONEYNET AVERAGE
              ------------  -----------------
 9/24/2001        1.99%           1.57%
10/29/2001        1.92            1.48
11/26/2001        1.59            1.14
12/31/2001        1.46            1.11
 1/28/2002        1.18            0.87
 2/25/2002        1.17            0.84
 3/25/2002        1.19            1.01
 4/29/2002        1.38            1.18
 5/20/2002        1.31            1.11
 6/24/2002        1.16            0.92
 7/29/2002        1.20            0.88
 8/26/2002        1.12            0.77
 9/30/2002        1.34            1.02

        DATA REPRESENT THE LAST MONDAY OF EACH MONTH. ENDING DATE 9/30/02.

                 The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

M A N A G E R ' S
=================---------------------------------------------------------------
                  COMMENTARY on the Fund

[PHOTO]                 Regina G. Shafer, CFA
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM FROM MARCH 31, 2002, TO SEPTEMBER 30, 2002?

                 The USAA California Money Market Fund performed well for the six months ending September 30, 2002. For that time period, iMoneyNet, Inc. ranked the Fund 10 out of 66 California tax-exempt money market funds. The Fund had a return of 0.60%, and the average return for the category over the same period was 0.46%.

WHAT WERE MARKET CONDITIONS DURING THE PERIOD?

                 The fixed-income markets remained volatile as investors expressed their concern about weaker-than-expected economic data, corporate scandals, potential terrorist attacks, and the threat of war with Iraq. In particular, the mixed economic news led many to predict an interest rate cut by the Federal Reserve Board (the Fed), but opinion was divided on the precise timing of such a move.

                 Tax-exempt short-term interest rates, which fell dramatically in 2001, moved down almost a full percentage point. At the beginning of April, one-year notes stood at 2.15%, but they ended the quarter at 1.46%. There was a similar downward trend in the yields of commercial paper and variable-rate demand notes (VRDNs). VRDNs are short-term issues with a demand feature that provides

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 3 FOR THE IMONEYNET, INC. DEFINITION.

5

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        COMMENTARY on the Fund

                 the owner with the option of selling the bond back to the issuer at par value (100% of face value) with a notice of seven days or less. At one point, the VRDNs rates dropped as low as 1.09%.

                 California issuance was particularly heavy because the state and other municipalities have used cash flow notes to help with budget pressures.

WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

                 Our goal is to maximize yield while maintaining safety and liquidity for our shareholders. To this end, we held a large portion of the Fund in VRDNs. Because their interest rates reset each day or week, VRDNs offer us significant flexibility. When we see an opportunity to enhance yield, we are in a position to purchase issues without having to sell core holdings. We also continued to buy commercial paper and short-term notes. If rates decline further, this strategy could potentially provide higher yields and help to stabilize the portfolio's overall yield.

                 Because of the generally high quality nature of money market securities, the Fund has not had the credit-quality problems seen in some longer-maturity corporate bonds. We continue to be selective about our purchases and rely on our skilled analysts to assist us in evaluating each issue we consider.

WHAT IS THE OUTLOOK?

                 We believe that investor uncertainty and the related market volatility will persist in the near term. Until there are signs of a sustained economic recovery, the Fed is likely to keep short-term interest rates at their current level or even lower them. On a positive note, we will see significant new issuance over the next few months as municipalities respond to economic pressures and issue more tax-exempt debt. California is expected to issue more than $18 billion in notes and other securities into the short-term market.

P O R T F O L I O
=================---------------------------------------------------------------
                  HIGHLIGHTS

                    PORTFOLIO MIX
                       9/30/02

                       [CHART]

Put Bonds                                       4.7%
Fixed-Rate Instruments                         27.3%
Variable-Rate Demand Notes                     69.9%

              PERCENTAGE ARE OF NET ASSETS AND MAY NOT EQUAL 100%.

  YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 8-14.

7

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        HIGHLIGHTS

-------------------------------------------
     CUMULATIVE PERFORMANCE OF $10,000
-------------------------------------------
                  [CHART]

                                     USAA
                                  CALIFORNIA
                                 MONEY MARKET
                                     FUND
                                 ------------
Sep-92                           $10,000.00
Oct-92                            10,020.76
Nov-92                            10,041.89
Dec-92                            10,064.16
Jan-93                            10,082.61
Feb-93                            10,100.44
Mar-93                            10,120.44
Apr-93                            10,139.98
May-93                            10,158.76
Jun-93                            10,179.31
Jul-93                            10,196.32
Aug-93                            10,217.18
Sep-93                            10,236.67
Oct-93                            10,254.51
Nov-93                            10,273.43
Dec-93                            10,291.95
Jan-94                            10,309.84
Feb-94                            10,326.98
Mar-94                            10,344.65
Apr-94                            10,362.28
May-94                            10,385.02
Jun-94                            10,404.80
Jul-94                            10,424.09
Aug-94                            10,449.09
Sep-94                            10,473.97
Oct-94                            10,499.30
Nov-94                            10,526.43
Dec-94                            10,557.36
Jan-95                            10,587.19
Feb-95                            10,616.36
Mar-95                            10,649.14
Apr-95                            10,679.93
May-95                            10,718.01
Jun-95                            10,749.22
Jul-95                            10,780.36
Aug-95                            10,812.46
Sep-95                            10,843.35
Oct-95                            10,876.94
Nov-95                            10,909.31
Dec-95                            10,941.64
Jan-96                            10,974.90
Feb-96                            11,003.22
Mar-96                            11,030.41
Apr-96                            11,061.59
May-96                            11,093.53
Jun-96                            11,119.92
Jul-96                            11,148.89
Aug-96                            11,178.48
Sep-96                            11,209.08
Oct-96                            11,239.19
Nov-96                            11,267.08
Dec-96                            11,299.82
Jan-97                            11,329.48
Feb-97                            11,357.30
Mar-97                            11,386.31
Apr-97                            11,418.20
May-97                            11,451.67
Jun-97                            11,485.42
Jul-97                            11,517.08
Aug-97                            11,545.58
Sep-97                            11,579.39
Oct-97                            11,611.66
Nov-97                            11,642.36
Dec-97                            11,678.49
Jan-98                            11,708.87
Feb-98                            11,736.74
Mar-98                            11,767.87
Apr-98                            11,802.40
May-98                            11,835.34
Jun-98                            11,869.97
Jul-98                            11,900.48
Aug-98                            11,929.46
Sep-98                            11,959.93
Oct-98                            11,989.32
Nov-98                            12,018.82
Dec-98                            12,048.40
Jan-99                            12,074.28
Feb-99                            12,095.39
Mar-99                            12,123.83
Apr-99                            12,151.08
May-99                            12,179.71
Jun-99                            12,210.83
Jul-99                            12,236.62
Aug-99                            12,265.39
Sep-99                            12,293.60
Oct-99                            12,320.87
Nov-99                            12,354.61
Dec-99                            12,387.69
Jan-00                            12,416.13
Feb-00                            12,441.41
Mar-00                            12,471.88
Apr-00                            12,502.17
May-00                            12,546.94
Jun-00                            12,583.17
Jul-00                            12,619.24
Aug-00                            12,655.43
Sep-00                            12,688.89
Oct-00                            12,726.83
Nov-00                            12,766.45
Dec-00                            12,801.33
Jan-01                            12,830.83
Feb-01                            12,858.54
Mar-01                            12,884.74
Apr-01                            12,922.32
May-01                            12,955.95
Jun-01                            12,982.95
Jul-01                            13,010.80
Aug-01                            13,033.54
Sep-01                            13,053.65
Oct-01                            13,076.96
Nov-01                            13,095.77
Dec-01                            13,109.79
Jan-02                            13,122.42
Feb-02                            13,134.43
Mar-02                            13,147.00
Apr-02                            13,160.59
May-02                            13,176.06
Jun-02                            13,187.42
Jul-02                            13,199.68
Aug-02                            13,213.12
Sep-02                            13,225.54

                       DATA FROM 9/30/92 THROUGH 9/30/02.

                 The graph illustrates the performance of a hypothetical $10,000 investment in the USAA California Money Market Fund.

                 Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

                 VARIABLE-RATE DEMAND NOTES (VRDNS) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements.

                 PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

                 FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

                 CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust.

                 The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally consist of securities rated in one of the two highest categories for short-term securities or, if not rated, of comparable quality at the time of purchase.
                 The Manager also attempts to minimize credit risk in the Fund through rigorous internal credit research.

9

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

(PRE)    Prerefunded to a date prior to maturity.
(LOC)    Enhanced by a bank letter of credit.
(LIQ)    Enhanced by a bank or nonbank liquidity agreement.
(NBGA)   Enhanced by a nonbank guarantee agreement.
(INS) Scheduled principal and interest payments are insured by one of the following companies: AMBAC
         Financial Group, Inc., Financial Security Assurance
         Holdings Ltd., or MBIA, Inc.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
--------------------------------------------------------------------------------

COP      Certificate of Participation
CP       Commercial Paper
GO       General Obligation
IDA      Industrial Development Authority/Agency
IDRB     Industrial Development Revenue Bond
MERLOT   Municipal Exempt Receipts-Liquidity
           Optional Tender
MFH      Multifamily Housing
MLO      Municipal Lease Obligation
PCRB     Pollution Control Revenue Bond
RAN      Revenue Anticipation Note
RB       Revenue Bond
TRAN     Tax Revenue Anticipation Note

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

PRINCIPAL                                                  COUPON        FINAL
   AMOUNT  SECURITY                                          RATE     MATURITY        VALUE
-------------------------------------------------------------------------------------------
           VARIABLE-RATE DEMAND NOTES (69.9%)

           CALIFORNIA (65.5%)
$  1,500   Abag Finance Auth. RB, Series 2002A (LOC)         1.65%   8/01/2032     $  1,500
   5,900   Alameda Contra Costa Schools Financing
             Auth. COP (MLO), Series B (LOC)                 1.60    7/01/2023        5,900
   8,600   Alameda County IDA RB, Series 1994                2.10    6/01/2004        8,600
   3,310   Apple Valley COP (MLO), Series 2001 (LOC)         1.65    9/01/2015        3,310
  10,940   Avalon Public Financing Auth. Tax
             Allocation Bonds, Series 1998 (LOC)             2.55    8/01/2024       10,940
  14,700   Chula Vista IDRB, Series 1996A                    1.75    7/01/2021       14,700
  11,000   Corona MFH RB, Series 1985B (NBGA)(a)             1.65    2/01/2023       11,000
   1,500   Davis Community Facilities District RB,
             Series 2000 (LOC)                               1.65    9/01/2024        1,500
   2,015   Duarte COP (MLO), Series A (NBGA)                 2.00    7/01/2022        2,015
           Educational Facilities Auth. RB,
     420     Series 1997 (LOC)                               1.75    3/01/2027          420
   4,500     Series 1998A (LOC)                              1.65   12/01/2028        4,500
   4,100   Fremont COP (MLO), Series 1991 (LOC)              1.60    8/01/2022        4,100
     805   Hanford 1997 COP (MLO)(LOC)                       2.55    3/01/2008          805
   5,855   Hanford Sewer System RB,
             Series 1996A (LOC)                              2.55    4/01/2023        5,855
   8,000   Health Facilities Financing Auth. RB,
             Series 1994                                     1.65   10/01/2024        8,000
   4,500   Huntington Beach MFH RB,
             Series 1985A (LOC)                              4.00    2/01/2010        4,500
           Infrastructure and Economic Development
             Bank RB,
  15,000     Series 2000A (LIQ)(INS)                         1.75    4/01/2008       15,000
   6,200     Series 2001 (LOC)                               1.65   10/01/2027        6,200
   7,000     Series 2002 (LIQ)(INS)                          1.61    7/01/2032        7,000
   6,000   Irvine IDA RB, Series 1985 (LOC)                  4.70   11/01/2005        6,000
   3,545   Lemoore COP (MLO), Series 1995 (LOC)              2.70   11/01/2020        3,545
   9,850   Long Beach Health Facility RB,
             Series 1991                                     1.65   10/01/2016        9,850
   5,000   Los Angeles Community Redevelopment
             Agency MFH RB, Series 2002 (NBGA)               1.56    4/01/2032        5,000
           Los Angeles Department of Water and
             Power RB,
  13,960   Series 2001A, Series ZTC-16 Certificates
             (LIQ)(INS)(a)                                   1.73    7/01/2018       13,960

11

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

PRINCIPAL                                                   COUPON       FINAL
   AMOUNT  SECURITY                                           RATE    MATURITY        VALUE
-------------------------------------------------------------------------------------------
$  5,000     Series 2001B-1 (LIQ)                            1.60%   7/01/2034     $  5,000
   7,500     Series 2002A-8 (LIQ)                            1.55    7/01/2035        7,500
  20,530   Los Angeles Senior COP (MLO), Series 2000,
             MERLOT Series 2000 NN (LIQ)(INS)(a)             1.81   11/01/2031       20,530
   2,420   Maywood Public Financing Auth.,
             Series 1999 (LOC)                               1.65    2/01/2027        2,420
   1,505   Modesto MFH RB, Series 2001A (NBGA)               1.55    5/15/2031        1,505
   4,100   Monrovia Redevelopment Agency COP,
             Series 1984 (NBGA)                              1.40   12/01/2014        4,100
   9,040   Moreno Valley COP (MLO), Series 1997 (LOC)        2.55    6/01/2027        9,040
   2,000   Novato MFH RB, Series 2002 (LOC)                  1.60   10/01/2032        2,000
   3,000   Oakland RB, Series 1999A,
             MERLOT Series 2000M (LIQ)(INS)(a)               1.61    1/01/2029        3,000
   4,375   Ontario IDA RB, Series 1985 (LOC)                 1.95    4/01/2015        4,375
           Pollution Control Financing Auth. PCRB,
   6,150     Series 1996E (LOC)                              1.95   11/01/2026        6,150
   1,395     Series 1996F (LOC)                              1.95   11/01/2026        1,395
   7,950   Rescue Union School District COP (MLO),
             Series 2001 (LIQ)(INS)                          1.65   10/01/2025        7,950
  22,300   Rialto Public Financing Auth. RB,
             Series 1998A (LOC)                              3.30    9/01/2027       22,300
   7,000   San Dimas Redevelopment Agency IDA RB,
             Series 1985 (LOC)                               1.80   11/01/2015        7,000
   1,400   San Rafael Industrial RB, Series 1984 (LOC)       1.75   10/01/2004        1,400
   8,870   San Ramon Valley Unified School
             District COP (MLO), Series 2001 (LOC)           1.60   12/01/2022        8,870
   3,200   Statewide Communities Development Auth.
             COP, Series 1998 (LOC)                          1.83    6/01/2013        3,200
  18,000   Torrance Hospital RB, Series 1992 (LOC)           1.65    2/01/2022       18,000
   5,000   Val Verde Unified School District
             COP (MLO), Series 2002A (LIQ)(INS)              1.58   11/01/2022        5,000
   4,850   West Hollywood Public Facilities Corp.
             COP (MLO), Series 1998 (LOC)                    2.55    2/01/2025        4,850

           PUERTO RICO (4.4%)
   9,955   Commonwealth Public Improvement Bonds
             of 2000, MERLOT Series 2000EE
             (LIQ)(INS)(a)                                   1.60    7/01/2029        9,955
  10,000   Commonwealth Public Improvement Bonds
             of 2001 GO, Series ZTC-25 Certificates
             (LIQ)(INS)(a)                                   1.68    7/01/2019       10,000

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

PRINCIPAL                                                  COUPON        FINAL
   AMOUNT   SECURITY                                         RATE     MATURITY        VALUE
-------------------------------------------------------------------------------------------
$    100   Industrial, Tourist, Educational,
             Medical, and Environmental Control RB,
             Series 1998 (LOC)                               1.95%  10/01/2021     $    100
                                                                                   --------
           Total variable-rate demand notes (cost: $319,840)                        319,840
                                                                                   --------

           PUT BONDS (4.7%)

           CALIFORNIA
   2,000   Los Angeles Wastewater System RB,
             Series 2001B (NBGA)                             1.88   12/01/2031        2,000
  11,800   Modesto Irrigation District, Series 1996          1.30   10/01/2026       11,800
   7,400   San Diego County Regional
             Transportation Sales Tax Commission
             CP Notes, Series A                              1.60    9/01/2020        7,400
                                                                                   --------
           Total put bonds (cost: $21,200)                                           21,200
                                                                                   --------

           FIXED-RATE INSTRUMENTS (27.3%)

           CALIFORNIA (21.6%)
   5,000   Contra Costa Water District CP Notes,
             Series A                                        1.20   10/21/2002        5,000
   2,540   Los Angeles County Capital Asset
             RB (MLO), Series A (INS)                        2.50    4/01/2003        2,546
   5,000   Los Angeles Wastewater System
             CP Revenue Notes                                1.70    1/16/2003        5,000
  10,000   Los Angeles Wastewater System
             CP Revenue Notes                                1.65    1/23/2003       10,000
   2,000   Metropolitan Water District of Southern
             California RB, Series 1992 (PRE)                5.95    8/05/2022        2,040
   1,000   Nevada County COP (MLO), Series 2001 (INS)        3.00   10/01/2002        1,000
   3,300   Placer County Office of Education 2002
             TRAN                                            1.88   10/17/2003        3,315
   1,180   San Diego County COP (MLO),
             Series 2002 (INS)                               2.00    2/01/2003        1,182
  16,000   San Diego County Regional
             Transportation Sales Tax Commission
             CP Notes, Series A                              1.35   12/12/2002       16,000
  16,000   San Ramon Valley Unified School
             District 2001-2002 TRAN                         1.95   11/26/2002       16,000

13

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

PRINCIPAL                                                  COUPON        FINAL
   AMOUNT   SECURITY                                         RATE     MATURITY        VALUE
-------------------------------------------------------------------------------------------
$  3,100   School Project For Utility Rate
             Reduction 2001 RAN                              2.33%  10/24/2002     $  3,100
  11,500   State GO CP                                       1.35   10/08/2002       11,500
   4,000   State GO CP                                       1.35   11/13/2002        4,000
   2,600   State GO CP                                       1.50   12/11/2002        2,600
   4,500   Ventura County Public Finance Auth.
             CP Notes (MLO)(LOC)                             1.40   11/07/2002        4,500
   4,700   Ventura County Public Finance Auth.
             CP Notes(MLO)(LOC)                              1.55   11/08/2002        4,700
   6,500   Visalia Unified School District TRAN,
             Series 2002-03                                  3.00    7/02/2003        6,567

           PUERTO RICO (5.7%)
  10,000   Commonwealth TRAN, Series 2003(b)                 2.50    7/30/2003       10,083
   8,108   Government Development Bank CP                    1.30   10/31/2002        8,108
   7,715   Government Development Bank CP                    1.30   11/07/2002        7,715
                                                                                   --------
           Total fixed-rate instruments (cost: $124,956)                            124,956
                                                                                   --------

           TOTAL INVESTMENTS (COST: $465,996)                                      $465,996
                                                                                   ========

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

Appropriated Debt                                 16.9%
General Obligation                                14.0
Electric Utilities                                 9.8
Electric/Gas Utility                               9.0
Hospital                                           8.5
Real Estate Tax/Fee                                8.1
Water/Sewer Utility                                6.1
Multifamily Housing                                5.2
Banks                                              3.5
Sales Tax                                          3.5
Buildings                                          2.3
Special Assessment/Tax/Fee                         2.2
Community Service                                  2.1
Auto Parts & Equipment                             1.9
Health Care Supplies                               1.5
Movies & Entertainment                             1.5
Education                                          1.4
Leisure Products                                   1.3
Electronic Equipment & Instruments                 1.0
Other                                              2.1
                                                 -----
Total                                            101.9%
                                                 =====

15

N O T E S
=========-----------------------------------------------------------------------
          to Portfolio of INVESTMENTS

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

                 Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

                 The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

SPECIFIC NOTES
--------------------------------------------------------------------------------

                 (a) Securities are not registered under the Securities Act of 1933. A resale of these securities in the United States may occur in exempt transactions to qualified institutional buyers as defined by Rule 144A and as such are generally deemed by the Manager to be liquid under guidelines approved by the Board of Directors. At September 30, 2002, these securities represented 15.0% of the Fund's net assets.

                 (b) At September 30, 2002, the cost of securities purchased on a when-issued basis was $10,083,000.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T
=================---------------------------------------------------------------
                  of ASSETS and LIABILITIES
                  (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

ASSETS

  Investments in securities (valued at amortized cost)                        $  465,996
  Cash                                                                               822
  Receivables:
    Capital shares sold                                                              473
    Interest                                                                       1,436
                                                                              ----------
      Total assets                                                               468,727
                                                                              ----------
LIABILITIES

  Securities purchased (when-issued securities of $10,083)                        10,083
  Capital shares redeemed                                                          1,000
  USAA Investment Management Company                                                 118
  USAA Transfer Agency Company                                                        16
  Accounts payable and accrued expenses                                               53
  Dividends on capital shares                                                         26
                                                                              ----------
      Total liabilities                                                           11,296
                                                                              ----------
        Net assets applicable to capital shares outstanding                   $  457,431
                                                                              ==========
NET ASSETS CONSIST OF:

  Paid-in capital                                                             $  457,431
                                                                              ==========
  Capital shares outstanding                                                     457,431
                                                                              ==========
  Authorized shares of $.01 par value                                          2,435,000
                                                                              ==========
  Net asset value, redemption price, and offering price per share             $     1.00
                                                                              ==========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17

S T A T E M E N T
=================---------------------------------------------------------------
                  of OPERATIONS
                  (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2002 (UNAUDITED)

NET INVESTMENT INCOME

  Interest income                                                  $3,881
                                                                   ------
  Expenses:
    Management fees                                                   716
    Administrative and servicing fees                                 229
    Transfer agent's fees                                              93
    Custodian's fees                                                   47
    Postage                                                            21
    Shareholder reporting fees                                         24
    Directors' fees                                                     2
    Registration fees                                                   1
    Professional fees                                                  29
    Other                                                               4
                                                                   ------
      Total expenses                                                1,166
    Expenses paid indirectly                                           (1)
                                                                   ------
      Net expenses                                                  1,165
                                                                   ------
        Net investment income                                      $2,716
                                                                   ======

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T S
===================-------------------------------------------------------------
                    of Changes in NET ASSETS
                    (in thousands)

USAA CALIFORNIA MONEY MARKET FUND

SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2002 (UNAUDITED),
AND YEAR ENDED MARCH 31, 2002

                                                                 9/30/2002     3/31/2002
                                                                 -----------------------
FROM OPERATIONS

  Net investment income                                          $   2,716     $   9,183
                                                                 -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                             (2,716)       (9,183)
                                                                 -----------------------
FROM CAPITAL SHARE TRANSACTIONS

  Proceeds from shares sold                                        183,546       480,575
  Dividend reinvestments                                             2,557         8,730
  Cost of shares redeemed                                         (216,463)     (446,761)
                                                                 -----------------------
    Increase (decrease) in net assets from
      capital share transactions                                   (30,360)       42,544
                                                                 -----------------------
  Net increase (decrease) in net assets                            (30,360)       42,544

NET ASSETS

  Beginning of period                                              487,791       445,247
                                                                 -----------------------
  End of period                                                  $ 457,431     $ 487,791
                                                                 =======================
CHANGE IN SHARES OUTSTANDING

  Shares sold                                                      183,546       480,575
  Shares issued for dividends reinvested                             2,557         8,730
  Shares redeemed                                                 (216,463)     (446,761)
                                                                 -----------------------
    Increase (decrease) in shares outstanding                      (30,360)       42,544
                                                                 =======================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

                 USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 10 separate funds. The information presented in this semiannual report pertains only to the USAA California Money Market Fund (the Fund). The Fund's investment objective is to provide investors with interest income that is exempt from federal and California state income taxes, with a further objective of preserving capital and maintaining liquidity.

                    A. SECURITY VALUATION - The value of each security is
                       determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                       1. Pursuant to SEC Rule 2a-7, securities in the Fund are
                          stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                       2. Securities that cannot be valued by the methods set
                          forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Company's Board of Directors.

                    B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

                    C. INVESTMENTS IN SECURITIES - Security transactions are
                       accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

                       the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

                    D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended September 30, 2002, custodian fee offset arrangements reduced expenses by $1,000.

                    E. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery
                       and payment for securities that have been purchased by the Fund on a when-issued basis can take place a week or more after their trade date. During the period prior to settlement, these securities do not earn interest and are subject to market fluctuations. The Fund maintains segregated assets with a value equal to or greater than the amount of the Fund's purchase commitments. As of September 30, 2002, the Fund had entered into outstanding when-issued commitments of $10,083,000.

                    F. USE OF ESTIMATES - The preparation of financial
                       statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

                 The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the

21

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

                 agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

                 Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. In addition, the USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the six-month period ended September 30, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

                 The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of March 31, 2003, in accordance with applicable tax law.

                 Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

                 Cost of purchases and proceeds from sales/maturities of securities, for the six-month period ended September 30, 2002, were $532,047,000 and $539,181,000, respectively.

                 At September 30, 2002, the cost of securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

                    A. MANAGEMENT FEES - The Manager carries out the Fund's
                       investment policies and manages the Fund's portfolio. Management fees are accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond and USAA California Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. During the six-month period ended September 30, 2002, the Fund paid the Manager management fees of $716,000, resulting in an effective management fee of 0.31% of the Fund's average net assets.

                    B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly, at an annualized rate of 0.10% of the Fund's average net assets. During the six-month period ended September 30, 2002, the Fund paid the Manager administrative and servicing fees of $229,000.

23

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

                    C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,
                       d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. During the six-month period ended September 30, 2002, the Fund paid USAA Transfer Agency Company transfer agent's fees of $93,000.

                    D. UNDERWRITING SERVICES - The Manager provides exclusive
                       underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

                 Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) CHANGE OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

                 On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended March 31, 2003. KPMG served as the Fund's independent auditors since the Fund's inception on August 1, 1989. From that date through the fiscal year ended March 31, 2002, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA CALIFORNIA MONEY MARKET FUND

SEPTEMBER 30, 2002 (UNAUDITED)

(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                            SIX-MONTH
                                           PERIOD ENDED
                                           SEPTEMBER 30,                           YEAR ENDED MARCH 31,
                                           ------------------------------------------------------------------------------
                                               2002           2002           2001          2000         1999         1998
                                           ------------------------------------------------------------------------------
Net asset value at
  beginning of period                      $   1.00       $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
Income from investment operations:
  Net investment income                         .01            .02            .03           .03          .03          .03
Less distributions:
  From net investment income                   (.01)          (.02)          (.03)         (.03)        (.03)        (.03)
                                           ------------------------------------------------------------------------------
Net asset value at end of period           $   1.00       $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                                           ==============================================================================
Total return (%)*                               .60           2.03           3.32          2.86         3.03         3.35
Net assets at end of period (000)          $457,431       $487,791       $445,247      $425,235     $439,208     $431,754
Ratio of expenses to
  average net assets (%)**                      .51(a,b)       .48(b)         .42           .41          .42          .41
Ratio of net investment
  income to average
  net assets (%)**                             1.19(a)        1.98           3.26          2.83         2.99         3.30

 * Assumes reinvestment of all dividend income distributions during the period. ** For the six-month period ended September 30, 2002, average net assets were
    $455,622,000.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement, which had no impact on these ratios.

25

NOTES
=====---------------------------------------------------------------------------

NOTES
=====---------------------------------------------------------------------------

27

NOTES
=====---------------------------------------------------------------------------

                  DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

             ADMINISTRATOR,    USAA Investment Management Company
        INVESTMENT ADVISER,    9800 Fredericksburg Road
               UNDERWRITER,    San Antonio, Texas 78288
            AND DISTRIBUTOR

             TRANSFER AGENT    USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

                  CUSTODIAN    State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

       INDEPENDENT AUDITORS    Ernst & Young LLP
                               100 West Houston St., Suite 1900
                               San Antonio, Texas 78205

                  TELEPHONE    Call toll free - Central Time
           ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 10:30 a.m. to 7 p.m.

             FOR ADDITIONAL    1-800-531-8181, in San Antonio 456-7200
          INFORMATION ABOUT    For account servicing, exchanges,
               MUTUAL FUNDS    or redemptions
                               1-800-531-8448, in San Antonio 456-7202

            RECORDED MUTUAL    24-hour service (from any phone)
          FUND PRICE QUOTES    1-800-531-8066, in San Antonio 498-8066

                MUTUAL FUND    (from touch-tone phones only)
          USAA TOUCHLINE(R)    For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, in San Antonio 498-8777

            INTERNET ACCESS    USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

                                                                         [LOGO]
                                                                        Recycled
                                                                         Paper

--------------------------------------------------------------------------------
[LOGO]USAA(R)      9800 Fredericksburg Road                      -----------
                   San Antonio, Texas 78283                       PRSRT STD
                                                                     U.S.
                                                                   Postage
                                                                   P A I D
                                                                     USAA
                                                                 -----------
Receive this document
and others electronically.
Sign up at USAA.COM.

--------------------------------------------------------------------------------

[LOGO]USAA             WE KNOW WHAT IT MEANS TO SERVE.(R)
                       ----------------------------------
                       INSURANCE [middot] MEMBER SERVICES

39602-1102                                   (C)2002, USAA. All rights reserved.